SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 6, 2004


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


4000 East Union Pacific Avenue
City of Commerce,  California                                        90023
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 2.02 Results of Operations and Financial Condition and
ITEM 7.01 Regulation FD Disclosure

     On October 6, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing its sales results for the quarter ended September 30, 2004 and discussing the Company's growth objectives. A copy of the October 6, 2004 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

ITEM 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.   Description

          99.1          Press release dated October 6, 2004



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99 CENTS ONLY STORES


Date:  October 6, 2004                      By:  /S/ ANDREW FARINA


                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.    Description

99.1           Press release dated October 6, 2004


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